Exhibit 21

Computer Network Technology Corporation
Subsidiaries of the Registrant

Articulent Inc.

     – Incorporated under the laws of the State of Delaware

Articulent LLC

     – Organized under the laws of the State of Minnesota

Business Impact Technology Solutions Limited

     – Incorporated under the English Companies Act
     – d/b/a CNT BI-TECH

Business Impact Technology Solutions AB

     – Incorporated under Swedish law

CNT International Ltd.

     – Incorporated under the English Companies Act
     – d/b/a CNT International Ltd. and CNTI

Inrange Technologies Ltd.

     – Incorporated under the English Companies Act

CNT France S.A.

     – Incorporated under French law
     – d/b/a CNT France S.A. and CNTF

Inrange Technologies Holding SAS

     – Incorporated under French law

Computer Network Technology GmbH

     – Incorporated under German law

CNTFS Corporation

     – Incorporated under Barbados law

CNT Deutschland GmbH

     – Incorporated under German law

Inrange Technologies GmbH

     – Incorporated under German law

Computer Network Technology (Asia Pacific) Pty. Ltd.

     – Incorporated under Australian law
     – d/b/a CNT A/P

CNT Japan K.K.

     – Incorporated under Japanese law

CNT Acquisition I Corporation (formerly known as RealLegacy.com, Inc. and also formerly known as Propelis Software, Inc.)

     – Incorporated under Minnesota law

Computer Network Technology do Brasil Ltda.

     – Incorporated under Brazillian law

CNT Telecom Services, Inc.

     – Dually Incorporated under Minnesota and Virginia law

Data Switch Subsidiary Stock Corporation

     – Incorporated under Delaware

General Signal Networks (Germany) GmbH

     – Incorporated under Germany law

Inrange Development Corporation

     – Incorporated under Delaware law

Inrange Technologies Canada Inc.

     – Incorporated under Canadian law

Inrange Technologies Corporation

     – Incorporated under Delaware law

Inrange Technologies Italia, S.r.1.

     – Incorporated under Italy law

Inrange Technologies S. A. (Belgium)

     – Incorporated under Belgium law

Inrange Technologies S. A. (Switzerland)

     – Incorporated under Switzerland law

Inrange Financial Corporation

     – Incorporated under Delaware law

Inrange Global Consulting, Inc.

     – Incorporated under Delaware law